                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1997

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]

KEMPER
MUNICIPAL INCOME TRUST


                    "... This fund was created to deliver
                     a high level of tax-exempt income...
                    and, again the fund did not disappoint
                         shareholders this year. ..."


                                                        [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Largest Sectors
Portfolio Statistics
8
Portfolio of
Investments
14
Report of
Independent Auditors
15
Financial Statements
17
Notes to
Financial Statements
19
Financial Highlights
20
Description of
Dividend Reivestment Plan



At A GLANCE
-------------------------------------------------------
 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1997
-------------------------------------------------------

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
 ......................................................
    KEMPER MUNICIPAL
    INCOME TRUST                     7.57%     15.16%
 ......................................................



-------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
-------------------------------------------------------
                                   AS OF      AS OF
                                  11/30/97   11/30/96
 ......................................................
    NET ASSET VALUE                 $12.33     $12.31
 ......................................................
    MARKET PRICE                    $14.13     $13.13
 ......................................................

-------------------------------------------------------
 DIVIDEND REVIEW
-------------------------------------------------------

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1997.

                                    KEMPER MUNICIPAL
                                      INCOME TRUST
 ......................................................
    ONE-YEAR INCOME:                    $0.8700
 ......................................................
    NOVEMBER DIVIDEND:                  $0.0725
 ......................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)            7.06%
 ......................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)               6.16%
 ......................................................
    TAX EQUIVALENT DISTRIBUTION
    RATE: (BASED ON NET ASSET VALUE
    AND A 37.1% FEDERAL INCOME TAX
    RATE)                                11.22%
 ......................................................
    TAX EQUIVALENT DISTRIBUTION
    RATE: (BASED ON MARKET PRICE
    AND A 37.1% FEDERAL INCOME TAX
    RATE)                                 9.79%
 ......................................................

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends.

Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

Income may be subject to state and local taxes and a portion of the income may be subject to the alternative minimum tax for certain investors.

Terms To KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities compiled by THE BOND BUYER, a newspaper that reports on the municipal bond market.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified time period, assuming the reinvestment of all dividends. It represents the aggregate percentage or change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC Overview

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period. As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

                                  [BAR GRAPH]


Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                               NOW (12/31/97)        6 MONTHS AGO        1 YEAR AGO          2 YEAR AGO
10-YEAR TREASURY RATE(1)             5.81                 6.22               6.58                 5.65
PRIME RATE(2)                        8.5                  8.5                8.25                 8.5
INFLATION RATE(3)                    1.7                  2.23               3.04                 2.72
THE U.S. DOLLAR(4)                  10.43                 7.32               4.59                -0.57
CAPITAL GOODS ORDERS(5)*            11.61                 8.58               2.23                 9.56
INDUSTRIAL PRODUCTION(5)*            5.59                 3.91               4.7                  2.34
EMPLOYMENT GROWTH(6)                 2.66                 2.3                2.41                 1.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of November 30, 1997.

Source: Economics Department, Scudder Kemper Investment, Inc.



deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN

Chief Economist, Scudder Kemper Investments, Inc.

January 9, 1998

PERFORMANCE UPDATE

[MIER PHOTO]

Christopher Mier joined what is now Scudder Kemper Investments, Inc. in 1986 and is now a managing director of Scudder Kemper Investments and a vice president and portfolio manager of Kemper Municipal Income Trust. He has been portfolio manager since the fund's inception in 1988. Mier received a B.A. degree in economics from the University of Michigan and went on to receive his M.M. in finance from the Kellogg Graduate School of Management at Northwestern University. He is a chartered financial analyst.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

CHRISTOPHER MIER, PORTFOLIO MANAGER OF KEMPER MUNICIPAL INCOME TRUST, DISCUSSES SUCCESSFUL RESULTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997, AND DESCRIBES THE INVESTMENT STRATEGY BEHIND THOSE RESULTS.



Q     WAS PERFORMANCE FOR THE FISCAL YEAR FAVORABLE?


A     Yes, I'm pleased with the results. For the year ended November 30, 1997,
Kemper Municipal Income Trust had a total return of 7.57 percent, roughly in line with 7.97 percent for the average of the General Municipal Debt category, as reported by Lipper Analytical Services, Inc.

  This fund was created to deliver a high level of tax-exempt income and not primarily for total return (although we give the Lipper figures for information purposes) and again, the fund did not disappoint shareholders this year. The fund paid consistent monthly dividends of $0.0725 ($0.87 annualized) per share to shareholders.

  Based on its net asset value of $12.33, this amounts to an annual distribution rate of 7.06 percent, compared with its Lipper peer group average of 5.87 percent. And based on the market share price at fiscal year end, November 30, 1997, of $14.13, the distribution rate is 6.16 percent, compared with its Lipper peer group average of 5.96 percent.

  For an individual investor in the federal tax bracket of 37.1 percent, the fund's tax-equivalent distribution rate on the share price at November 30, 1997 is 9.79 percent.



Q     SINCE THIS IS AN INCOME FUND, HOW STABLE HAS THE DIVIDEND BEEN?


A     We can answer that best by saying that in the history of the fund, created in 1988, there has never been a dividend cut or missed monthly dividend.



Q     HOW IS THE DIVIDEND VIEWED BY INVESTORS?


A     Many funds trade at big discounts to net asset value. Interestingly, however, since inception, this fund has generally traded at a share price that is at a premium to net asset value. That premium, of one or two percent above net asset value, is a validation from the market of the style of portfolio management used in managing the fund. The market likes to see stability in the dividend over a long period of time, and Kemper Municipal Income Trust provides it.



Q     HOW DID MARKET CONDITIONS FOR THE YEAR AFFECT INCOME?


A     The year began with two quarters of strong growth, and with a parallel run-up in interest rates, which peaked in the 7 percent range in the Treasury long bond rate in April 1997. This increase in rates was caused by fears of a major Federal Reserve Board (the Fed) rate action, following the early December 1996 speech by Alan Greenspan, Fed Chairman, discussing the 'irrational exuberance' in the stock market.

  A second phase began, which we are still in today, in which rates have declined to levels even lower than before the Fed Chairman's speech. With strong but sustainable growth in the economy, accompanied by low inflation, investors became convinced that the lower municipal bond yields we have today are appropriate.

PERFORMANCE UPDATE

  The trend to lower interest rates was accentuated in late 1997 by the emerging financial crisis in Southeast Asia. The banking and other problems, which continue to cast their shadow in the West, caused a flight to quality (in this case to the United States fixed-income markets), and a run-up in bond prices and a commensurate decline in interest rates, to levels we haven't seen in several years.



Q     IN THESE CIRCUMSTANCES, IS NOW A PARTICULARLY GOOD TIME TO INVEST IN
MUNICIPAL BONDS?


A     Yes, for a number of reasons. First, if you compare the ratio of the weekly revenue bond index with the long Treasury bond, municipal bonds are now basically at their cheapest point in the last 12 months.

  Secondly, in general, real interest rates are high. This is demonstrated by subtracting the trailing 12-month inflation rate (using the Consumer Price Index or any other inflation measure) from the nominal rate of interest. In fact, the United States offers some of the highest yields in the world, with municipal bonds representing less credit risk than many nations.

  The third reason is that if you look at the broad span of interest rates over the last 100 years, 85 percent of the time interest rates have been lower than they are right now. Most people on the street would tell you that interest rates seem low because they are thinking back to the early '80s and late '70s. As people adjust to these rate levels, they will come to find them attractive.

  Next, taxes are still consuming more of people's incomes than they ever did, so that there's a greater need than ever for municipal bonds, a need for tax-exempt income.

  Finally, the last reason concerns asset reallocation. Since October 11, 1990, the Standard & Poor's 500 Stock Index has gone up 223.36 percent, its largest upward movement without a correction of 20 percent or more since Standard & Poor's started to record market activity in 1926. After such a move, it is prudent to consider diverting a greater percentage of portfolio capital into bonds, since the equity portion is likely to have been enlarged relative to the bond portion, thereby increasing portfolio risk.



Q     THE AVERAGE MATURITY OF YOUR PORTFOLIO AT FISCAL YEAR END WAS QUITE
LONG--20.1 YEARS. HOW DOES THAT TIE IN WITH YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?


A We expect that rates will continue to decline over the short-term as long as inflation remains at present levels or lower. As mentioned earlier, adjusted for inflation, bond yields are unusually high, and we expect rates will decline further in response to little inflation pressure. We believe it is a good time to buy municipal bonds.

LARGEST SECTORS

--------------------------------------------------------------------------------
THE FUND'S FIVE LARGEST SECTORS*
--------------------------------------------------------------------------------

REPRESENTING 64 PERCENT OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1997



-----------------------------------------------------------
                         HOLDINGS                PERCENT
-----------------------------------------------------------
-----------------------------------------------------------
1.          U.S. GOVERNMENT SECURED                17%
-----------------------------------------------------------
2.          AIRPORT BONDS                          14%
-----------------------------------------------------------
3.          ELECTRICITY BONDS                      14%
-----------------------------------------------------------
4.          SINGLE FAMILY HOUSING STATE BONDS      10%
-----------------------------------------------------------
5.          WASTE DISPOSAL                          9%
-----------------------------------------------------------

PORTFOLIO STATISTICS

SECURITIES RATINGS

                                                      [PIE CHART]

 ............................................................................
                                               ON 11/30/97      ON 11/30/96
 ............................................................................
    AAA                                             51%              48%
 ............................................................................
    AA                                              15               18
 ............................................................................
    A                                               14               13
 ............................................................................
    BBB                                             13               14
 ............................................................................
    Not rated                                        7                7
----------------------------------------------------------------------------
                                                   100%             100%


THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY


-------------------------------------------------------------------------
                                            ON 11/30/97      ON 11/30/96
-------------------------------------------------------------------------
Average Maturity                            20.1 years       20.9 years
-------------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1997
(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------
      ISSUER                                                                                  PRINCIPAL
                                                                                               AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL
AND INTEREST BY UNITED STATES GOVERNMENT SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         Allegheny County, PA, Greater Pittsburgh
                                           International Airport, Rev., 8.25%, to be called
                                           1-01-98 @ 102                                      $ 8,450   $  8,652
                                         Eastern Municipal Power Agcy., NC, Power System,
                                           Rev., 8.00%, to be called 1-01-98 @ 102                262        268
                                         Indianapolis, IN, Local Public Improvement Bond
                                           Bank, Rev., 8.50%, to be called 2-01-98 @ 102       12,470     12,817
                                         Trimble County Pollution Control, KY, Louisville
                                           Gas & Electric Co. Proj., Rev., 7.75%, to be
                                           called 2-01-98 @ 102                                 7,000      7,185
                                         Medical Care Facilities Finance Agcy., NY, Mental
                                           Health Services Facilities Improvement, Rev.,
                                           7.70%, to be called 2-15-98 @ 102                    3,730      3,835
                                         Kenton County, KY, Airport Board, Greater
                                           Cincinnati International Airport, Rev., 8.25%,
                                           to be called 3-01-98 @ 102                           1,950      2,010
                                         Greater Orlando, FL, Aviation Auth., Airport
                                           Facilities Rev., 8.00%, to be called 10-01-98 @
                                           102                                                    120        126
                                         Puerto Rico, Gen. Oblg., 7.75%,
                                           to be called 7-01-99 @ 101.50                        5,020      5,386
                                         New York City, NY, Gen. Oblg., 7.50%,
                                           to be called 8-01-99 @ 101.50                        4,525      4,845
                                         Health Facilities Auth., IL, Bethany Home and
                                           Hospital of the Methodist Church, Rev., 8.625%,
                                           to be called 2-15-00 @ 102                           6,815      7,577
                                         Health Care Facilities Auth., WA, Rev., 7.75%,
                                           to be called 5-01-00 @ 102                           4,200      4,624
                                         Dormitory Auth., NY, State University Educational
                                           Facilities, Rev., 7.375%, to be called 5-15-00 @
                                           102                                                  1,355      1,485
                                         Volusia County, FL, Health Facilities Auth.,
                                           Memorial Health Systems Proj., Rev., 8.25%
                                           to be called 6-01-00 @ 102                           7,000      7,798
                                         Public Power Supply System, WA, Nuclear Proj. #2,
                                           Rev., 7.00%, to be called 7-01-00 @ 102             15,500     16,851
                                         Denver, CO, City and County Airport Improvement
                                           Rev., 8.50%, to be called 11-15-00 @ 102               390        443
                                         Greene County, PA, Gen. Oblg., 8.75%,
                                           to be called 12-01-00 @ 100                          3,065      3,446
                                         Urban Dev. Corp., NY, State Facilities, Rev.,
                                           7.50%, to be called 4-01-01 @ 102                    6,695      7,512
                                         Housing Finance Agcy., NY, Service Contract, Rev.,
                                           7.375%, to be called 3-15-02 @ 102                   3,000      3,419
                                         Dormitory Auth., NY, State University Educational
                                           Facilities, Rev., 7.25%, to be called 5-15-02 @
                                           102                                                  5,000      5,694
                                         Tulsa, OK, Airport Improvement Trust, Rev., 7.70%,
                                           to be called 6-01-02 @ 100                           3,315      3,762
                                         Denver, CO, City and County Airport Improvement
                                           Rev., 6.75%, to be called 11-15-02 @ 102             1,015      1,139
                                         St. Louis, MO, Regional Convention and Sports
                                           Complex Auth., Rev., 7.90%, to be called
                                           8-01-03 @ 100                                        3,445      4,053
                                         Chicago, IL, Skyway Toll Bridge, Rev., 6.75%,
                                           to be called 1-01-04 @ 102                           2,775      3,157
                                         ---------------------------------------------------------------------------
                                         TOTAL ADVANCED REFUNDED OBLIGATIONS--16.9%                      116,084
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS



--------------------------------------------------------------------------------------------------------------------
   ISSUER                                                                                PRINCIPAL
                                                                                           AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
OTHER MUNICIPAL OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
ILLINOIS--7.8%
                                         Chicago:
                                           Gas Supply, Peoples Gas, Light and Coke Co.,
                                             Rev., 8.10%, 2020                                $ 1,250   $  1,374
                                           Midway Airport, Rev., 5.625%, 2029                   4,000      4,018
                                           O'Hare International Airport, International
                                             Terminal, Special Rev., 7.625% and 8.20%, 2010
                                             and 2024                                          14,775     16,525
                                         Dev. Finance Auth.:
                                           Catholic Health Partners Services, Rev., 5.30%,
                                             2018                                               3,500      3,427
                                           Pollution Control, Commonwealth Edison Company
                                             Proj., Rev., 6.75%, 2015                           4,220      4,715
                                         Harvard, Multifamily Housing, Northfield Court
                                           Proj., Rev., 9.50%, 2006                             2,575      2,787
                                         Health Facilities Auth.:
                                           Lutheran General Health Care System, Rev., 6.00%,
                                             2018                                               1,030      1,046
                                           Methodist Health Services Corp., Rev., 8.00%,
                                             2015                                               1,880      2,010
                                         Housing Dev. Auth.:
                                           Multifamily Housing Rev., 5.90%, 2030                1,000      1,016
                                           Residential Mortgage, Rev., 8.10%, 2022                520        535
                                         Regional Transportation Auth., Cook, DuPage, Kane,
                                           Lake, McHenry and Will Counties, Rev., 6.125%,
                                           2022                                                 4,000      4,171
                                         Sports Facilities Auth., Rev., 7.875%, 2010            6,000      6,400
                                         Will County Exempt Facilities, Mobil Oil Refining
                                           Corp. Proj., Rev., 6.00%, 2027                       5,000      5,157
                                         ---------------------------------------------------------------------------
                                                                                                          53,181
--------------------------------------------------------------------------------------------------------------------
NEW YORK--6.2%                           Dormitory Auth.:
                                           City University System, Rev., 5.625%, 2016           1,500      1,559
                                           State University Educational Facilities, Rev.,
                                             7.00% and 7.375%, 2014 and 2016                    7,140      7,722
                                         Energy Research and Dev. Auth., Electric
                                           Facilities, Consolidated Edison Company, Rev.,
                                           7.75%, 2024                                         13,300     13,575
                                         Medical Care Facilities Finance Agcy., Mental
                                           Health Services, Rev., 7.70%, 2018                   1,525      1,568
                                         New York City, Gen. Oblg., 6.125% to 7.50%, 2003
                                           through 2025                                         7,405      7,881
                                         Niagara Frontier Transportation Auth., Greater
                                           Buffalo International Airport, Rev., 6.25%, 2024     5,750      6,142
                                         Port Auth. of New York & New Jersey, JFK
                                           International Air Terminal 6, Rev., 5.75%, 2025      4,000      4,132
                                         ---------------------------------------------------------------------------
                                                                                                          42,579
--------------------------------------------------------------------------------------------------------------------
FLORIDA--6.1%                            Broward County, Resource Recovery, Waste Energy
                                           Co., Rev., 7.95%, 2008                               4,140      4,514
                                         Dade County:
                                           Aviation Rev., 5.75%, 2026                          20,400     21,029
                                           Special Oblg., Capital Appreciation, Rev.,
                                             zero coupon, 2022 and 2024                        24,690      5,388
                                         Escambia County, Pollution Control, Champion
                                           International Corp. Proj., Rev., 6.40%, 2030         6,000      6,520
                                         Greater Orlando Aviation Auth., Airport Facilities,
                                           Rev., 8.00%, 2018                                    1,130      1,185
                                         Housing Finance Agcy., Home Ownership, Rev., 8.30%,
                                           2020                                                 3,320      3,456
                                         ---------------------------------------------------------------------------
                                                                                                          42,092

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
ISSUER                                                                                     AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                                         Angelina & Neches River Auth., Solid Waste
TEXAS--6.1%                                Disposal, Champion International Corp. Proj.,
                                           Rev., 6.30%, 2018                                  $ 2,350   $  2,494
                                         Brazos River Auth., Collateralized Pollution
                                           Control, Utilities Electric Co. Proj., Rev.,
                                           8.25%, 2019                                         11,000     11,632
                                         College Student Loans, Gen. Oblg., 5.00%, 2021         4,015      3,776
                                         Dallas-Fort Worth International Airport Facility
                                           Improvement Corp., American Airlines, Inc., Rev.,
                                           7.50%, 2025                                          1,500      1,632
                                         Harris County, Criminal Justice Center, Gen. Oblg.,
                                           5.625%, 2023                                         1,800      1,841
                                         Lower Neches Valley Auth., Industrial Dev. Corp.,
                                           Mobil Oil Refining Corp. Proj., Rev., 6.35% and
                                           6.40%, 2026 and 2030                                19,150     20,602
                                         ---------------------------------------------------------------------------
                                                                                                          41,977
--------------------------------------------------------------------------------------------------------------------
INDIANA--5.8%                            Employment Dev. Commission, Indianapolis Power and
                                           Light Co., Rev., 7.45%, 2019                        14,215     15,127
                                         Fishers, Economic Dev. Auth., Indianapolis Water
                                           Company Proj., Rev., 7.875%, 2019                   10,000     10,281
                                         Indianapolis, Gas Utility System Rev., 5.875%, 2024   14,000     14,643
                                         ---------------------------------------------------------------------------
                                                                                                          40,051
--------------------------------------------------------------------------------------------------------------------
NEW JERSEY--4.7%                         Economic Dev. Auth.:
                                           Educational Testing Service, Rev., 5.875%, 2026      1,400      1,434
                                           Water Facilities, New Jersey American Water Co.,
                                             Inc. Proj., Rev., 6.875% and 6.00%, 2034 and
                                             2036                                              20,775     22,659
                                         Health Care Facilities Financing Auth., General
                                           Hospital Center at Passaic, Rev., 6.75%, 2019        5,000      5,746
                                         Housing and Mortgage Finance Agcy., Home Buyer
                                           Rev., 7.70%, 2029                                    2,155      2,261
                                         ---------------------------------------------------------------------------
                                                                                                          32,100
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA--4.5%                         Housing Finance Agcy., Home Mortgage, Rev., 8.30%
                                           and 8.35%, 2019                                      2,015      2,079
                                         Los Angeles County, Metropolitan Transportation
                                           Auth., Sales Tax Rev., 6.00%, 2026                   2,750      2,938
                                         Orange County, Recovery Certificates of
                                           Participation, 6.00%, 2026                          11,500     12,290
                                         Sacramento County, Airport System, Rev., 5.90%,
                                           2024                                                 5,000      5,220
                                         State, Gen. Oblg., 5.90%, 2025                         7,690      8,107
                                         ---------------------------------------------------------------------------
                                                                                                          30,634
--------------------------------------------------------------------------------------------------------------------
MAINE--3.5%                              Health and Higher Educational Facilities Auth.,
                                           Rev., 5.70% and 7.00%, 2013 and 2024                 9,320     10,122
                                         Housing Auth., Mortgage Purchase Rev., 8.30%, 2028        30         30
                                         Regional Waste Systems, Inc., Solid Waste Resource
                                           Recovery, Rev., 7.85% and 8.15%, 2011               13,280     14,098
                                         ---------------------------------------------------------------------------
                                                                                                          24,250

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
ISSUER                                                                                       AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
                                         Adams County, Multifamily Housing, Oasis Park
COLORADO--2.9%                             Apartments Proj., Rev., 6.15%, 2026                $ 6,580   $  6,845
                                         City and County of Denver, Airport Improvement
                                           Rev., 6.75% to 8.50%, 2013 through 2023              9,175     10,112
                                         Housing and Finance Auth., Single Family Program,
                                           Rev., 7.70%, 2021                                    2,885      3,001
                                         ---------------------------------------------------------------------------
                                                                                                          19,958
--------------------------------------------------------------------------------------------------------------------
OHIO--2.7%                               Cuyahoga County, Meridia Health System, Hospital
                                           Rev., 6.25%, 2024                                    2,350      2,499
                                         Green Springs, Health Care Facilities Rev., 7.125%,
                                           2025                                                 6,000      6,481
                                         Higher Education Facility Commission, University of
                                           Findlay Proj., Rev., 6.15% and 6.125%, 2011 and
                                           2016                                                 3,635      3,777
                                         Housing Finance Agcy., Single Family Mortgage Rev.,
                                           7.65% to 8.25%, 2010 through 2029                    5,636      5,919
                                         ---------------------------------------------------------------------------
                                                                                                          18,676
--------------------------------------------------------------------------------------------------------------------
ALABAMA--2.7%                            Docks Dept., Facilities Rev., 6.30%, 2021              8,250      8,916
                                         Jefferson County, Sewer Rev., 5.70% to 5.75%, 2020
                                           through 2027                                         9,020      9,413
                                         ---------------------------------------------------------------------------
                                                                                                          18,329
--------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--2.5%                       Hazleton Health Services Auth., Hospital Rev.,
                                           5.625%, 2017                                         1,980      1,982
                                         Lehigh County:
                                           General Purpose Auth., Wiley House, Rev., 8.65%
                                             and 8.75%, 2004 and 2014                           5,195      5,436
                                           Industrial Dev. Auth., Pollution Control, Rev.,
                                             6.15%, 2029                                        1,500      1,615
                                         Philadelphia, Gas Works, Rev., 6.375%, 2026            7,950      8,427
                                         ---------------------------------------------------------------------------
                                                                                                          17,460
--------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.2%                           Fairfax County Economic Dev. Auth., Resource
                                           Recovery, Ogden Martin System Proj., Rev., 7.75%,
                                           2011                                                13,890     14,802
--------------------------------------------------------------------------------------------------------------------
HAWAII--2.1%                             Department of Budget and Finance, Special Purpose,
                                           Hawaiian Electric Co., Inc. Proj., Rev., 6.20%,
                                           2026                                                13,200     14,082
                                         Housing Finance and Dev. Corp., Single Family
                                           Mortgage Rev., 8.125%, 2019                            505        520
                                         ---------------------------------------------------------------------------
                                                                                                          14,602
--------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--2.0%               Metropolitan Airports Auth., Airport System, Rev.,
                                           5.75%, 2020                                         13,100     13,455
--------------------------------------------------------------------------------------------------------------------
UTAH--1.8%                               Housing Finance Agcy., Single Family Mortgage Rev.,
                                           6.65%, 2026                                            855        909
                                         Intermountain Power Agcy., Power Supply System
                                           Rev., 7.75% and 5.00%, 2020 and 2021                11,700     11,633
                                         ---------------------------------------------------------------------------
                                                                                                          12,542

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
   ISSUER                                                                                    AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                                         Housing Finance Agcy., Mortgage Purchase Rev.,
VERMONT--1.8%                              8.10%, 2022                                        $11,890   $ 12,318
--------------------------------------------------------------------------------------------------------------------
LOUISIANA--1.7%                          Housing Finance Agcy., Single Family Mortgage Rev.,
                                           8.30%, 2020                                          3,260      3,389
                                         Public Facilities Auth., Lafayette General Medical
                                           Center Proj., Rev., 6.50%, 2022                      7,350      8,017
                                         ---------------------------------------------------------------------------
                                                                                                          11,406
--------------------------------------------------------------------------------------------------------------------
KENTUCKY--1.3%                           Kenton County Airport Board, Greater Cincinnati
                                           International Airport, Rev., 8.25%, 2015             8,950      9,219
--------------------------------------------------------------------------------------------------------------------
MISSOURI--1.3%                           Health and Educational Facilities Auth., Lake of
                                           the Ozarks General Hospital Inc. Proj., Rev.,
                                           6.50%, 2021                                          1,125      1,197
                                         Housing Dev. Commission, Single Family Mortgage
                                           Rev., 7.90%, 2021                                    3,630      3,779
                                         St. Louis, Regional Convention and Sports Complex
                                           Auth., Rev., 7.90%, 2021                               155        173
                                         West Plains, Industrial Dev. Auth., Ozarks Medical
                                           Center Proj., Rev., 8.625%, 2020                     3,600      3,930
                                         ---------------------------------------------------------------------------
                                                                                                           9,079
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.3%                      Bay Transportation Auth., General Transportation
                                           System, Rev., 5.625%, 2026                           1,900      1,930
                                         Port Auth., Special Facilities, US Air Project,
                                           Rev., 5.875%, 2023                                   6,755      7,036
                                         ---------------------------------------------------------------------------
                                                                                                           8,966
--------------------------------------------------------------------------------------------------------------------
MICHIGAN--1.2%                           Chippewa County, Warren Memorial Hospital, Rev.,
                                           5.625%, 2014                                         1,500      1,497
                                         Monroe County, Pollution Control, Detroit Edison
                                           Proj., 7.75%, 2019                                   6,500      7,051
                                         ---------------------------------------------------------------------------
                                                                                                           8,548
--------------------------------------------------------------------------------------------------------------------
NEBRASKA--1.2%                           Investment Finance Auth., Single Family Housing
                                           Rev., 6.70%, 2026                                    7,500      7,960
--------------------------------------------------------------------------------------------------------------------
NEW MEXICO--1.1%                         Mortgage Finance Auth., Single Family Mortgage
                                           Rev., 8.30% and 7.80%, 2020 and 2021                 6,520      6,902
--------------------------------------------------------------------------------------------------------------------
MARYLAND--1.0%                           Howard County, Multifamily Housing, Braeland and
                                           Eden Commons Projs., Rev., 6.20%, 2023               6,750      6,758

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
   ISSUER                                                                                     AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------
                                         ID, Housing Agcy., Single Family Mortgage Rev.,
STATES LESS THAN                           7.875% and 6.90%, 2021 and 2025                    $ 4,915   $  5,166
ONE PERCENT--5.4%                        IA, Housing Finance Auth., Single Family Mortgage
                                           Rev., 7.90%, 2022                                    6,120      6,406
                                         MN, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 7.95% and 8.00%, 2022 and 2029                 4,575      4,767
                                         NC, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 7.85%, 2028                                    3,425      3,614
                                         ND, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 8.375%, 2021                                     650        682
                                         NH, Higher Educational and Health Facilities Auth.,
                                           Nashua Memorial Hospital, Rev., 6.00%, 2023          3,000      3,085
                                         NV, Clark County, Industrial Dev., Power Co. Proj.,
                                           Rev., 6.70%, 2022                                    1,750      1,904
                                         OK, Turnpike Auth., Turnpike System Rev., 7.875%,
                                           2021                                                   355        375
                                         SC, Oconee County, Pollution Control, Duke Power
                                           Co. Proj., Rev., 7.75%, 2017                         3,500      3,727
                                         WA, Grant County, Public Utility District #2,
                                           Wanapum HydroElectric, Rev., 5.875%, 2031            1,575      1,635
                                         WA, Public Power Supply System, Nuclear Proj. #3,
                                           Rev., 5.60%, 2015                                    3,000      3,063
                                         WI, Housing & Economic Dev. Auth., Home Ownership,
                                           Rev., 6.20%, 2027                                    2,500      2,603
                                         ---------------------------------------------------------------------------
                                                                                                          37,027
                                         ---------------------------------------------------------------------------
                                         TOTAL OTHER MUNICIPAL OBLIGATIONS--80.9%                        554,871
                                         ---------------------------------------------------------------------------
                                         TOTAL MUNICIPAL OBLIGATIONS--97.8%
                                         (Cost: $622,750)                                                670,955
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--4.10% to 4.50%
INSTRUMENTS--.6%                         Due--December, 1997
                                         (Cost: $4,500)                                         4,500      4,500
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.4%
                                         (Cost: $627,250)                                                675,455
                                         ---------------------------------------------------------------------------
                                         OTHER ASSETS, LESS LIABILITIES--1.6%                             10,724
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                               $686,179
                                         ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
Based on the cost of investments of $627,250,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $48,213,000, the gross unrealized depreciation was $8,000 and the net unrealized appreciation on investments was $48,205,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Municipal Income Trust as of November 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Municipal Income Trust at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 20, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $627,250)                                                $675,455
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   443
------------------------------------------------------------------------
  Interest                                                        13,681
------------------------------------------------------------------------
    TOTAL ASSETS                                                 689,579
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Cash overdraft                                                     2,880
------------------------------------------------------------------------
Payable for:
  Management fee                                                     223
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              61
------------------------------------------------------------------------
  Trustees' fees and other                                           236
------------------------------------------------------------------------
    Total liabilities                                              3,400
------------------------------------------------------------------------
NET ASSETS                                                      $686,179
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized, 43 shares outstanding
at $5 thousand liquidation value per share                      $215,000
------------------------------------------------------------------------
Common shares, par value $.01 per share, unlimited number of
shares authorized, 38,210 shares outstanding                         382
------------------------------------------------------------------------
Paid-in surplus                                                  423,534
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (13,378)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        48,205
------------------------------------------------------------------------
Undistributed net investment income                               12,436
------------------------------------------------------------------------
NET ASSETS                                                      $686,179
------------------------------------------------------------------------

------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE

(net assets less remarketed preferred shares at liquidation
value divided by common shares outstanding)                       $12.33
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $44,814
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  3,638
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            267
-----------------------------------------------------------------------
  Registration and remarketing fees                                 530
-----------------------------------------------------------------------
  Professional fees                                                  75
-----------------------------------------------------------------------
  Reports to shareholders                                            60
-----------------------------------------------------------------------
  Trustees' fees and other                                          132
-----------------------------------------------------------------------
    Total expenses                                                4,702
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            40,112
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                       1,008
-----------------------------------------------------------------------
  Net realized loss from futures transactions                      (217)
-----------------------------------------------------------------------
    Net realized gain                                               791
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments              389
-----------------------------------------------------------------------
Net gain on investments                                           1,180
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $41,292
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                  1997               1996
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $ 40,112             40,573
-------------------------------------------------------------------------------------------
  Net realized gain                                                  791                577
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)               389             (4,207)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              41,292             36,943
-------------------------------------------------------------------------------------------
Distribution from net investment income:
  Common shares                                                  (33,315)           (32,977)
-------------------------------------------------------------------------------------------
  Remarketed preferred shares                                     (7,709)            (7,662)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (41,023)           (40,639)
-------------------------------------------------------------------------------------------
Proceeds from common shares issued in reinvestment of
dividends (347 and 409 shares, respectively)                       4,667              5,255
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       4,936              1,559
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of year                                                681,243            679,684
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$12,436 and $13,362, respectively)                              $686,179            681,243
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Municipal Income Trust
                             (the Fund) is registered under the Investment
                             Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1997, amounting to approximately $9,053,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2003 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays common share dividends on a monthly basis. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             REMARKETED PREFERRED SHARES. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C and 10,700 Series D remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and the dividends are paid every 28 days. Preferred shareholders will vote together with common shareholders as a single class and have the same voting rights, subject to certain class specific preferences.

NOTES TO FINANCIAL STATEMENTS


2    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Zurich Insurance
                             Company, the parent of Zurich Kemper Investments,
                             Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the name of the Fund's shareholder service agent was changed to Kemper Service Company (KSvC).

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .55% of average weekly net assets. The Fund incurred a management fee of $3,638,000 for the year ended November 30, 1997.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $62,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $47,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                                     $71,317
                             Proceeds from sales                                            66,293

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED NOVEMBER 30,
                                                  ----------------------------------------------------
                                                    1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE FOR A COMMON SHARE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  12.31     12.41     11.12     13.25     12.45
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               1.04      1.07      1.10      1.10      1.16
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .05      (.10)     1.29     (1.84)      .66
------------------------------------------------------------------------------------------------------
Total from investment operations                      1.09       .97      2.39      (.74)     1.82
------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income to
  common shareholders                                  .87       .87       .87       .87       .87
------------------------------------------------------------------------------------------------------
  Distribution from net investment income to
  preferred shareholders (common share
  equivalent)                                          .20       .20       .23       .16       .15
------------------------------------------------------------------------------------------------------
  Distribution from net realized gain to common
  shareholders                                          --        --        --       .36        --
------------------------------------------------------------------------------------------------------
Total dividends                                       1.07      1.07      1.10      1.39      1.02
------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $  12.33     12.31     12.41     11.12     13.25
------------------------------------------------------------------------------------------------------
Market value, end of year                         $  14.13     13.13     12.63     11.00     12.75
------------------------------------------------------------------------------------------------------
 TOTAL RETURN PER COMMON SHARE
------------------------------------------------------------------------------------------------------
Based on net asset value                              7.57%     6.56     20.00     (7.36)    13.80
------------------------------------------------------------------------------------------------------
Based on market value                                15.16%    11.57     23.55     (4.66)     8.04
------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------
(Ratios exclude the effect of dividends to preferred shareholders)
Expenses                                               .69%      .72       .69       .70       .69
------------------------------------------------------------------------------------------------------
Net investment income                                 5.92%     6.03      6.23      6.13      6.20
------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets at end of year, net of remarketed
preferred shares (in thousands)                   $471,179   466,243   464,684   414,790   493,108
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  7%       26        19        12        17
------------------------------------------------------------------------------------------------------
Remarketed preferred shares information at end of period:
  Aggregate amount outstanding (in thousands)     $215,000   215,000   215,000   215,000   215,000
  Asset coverage per share                        $ 16,000    15,800    15,800    14,600    16,500
  Liquidation and market value per share          $  5,000     5,000     5,000     5,000     5,000
------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

FEDERAL TAX STATUS OF 1997 DIVIDENDS:
     All of the dividends paid from net investment income by the Fund constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             MUNICIPAL INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11       AMENDMENTS          Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax return. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                        OFFICERS

JAMES E. AKINS                  DANIEL PIERCE
Trustee                         Chairman of the Board
ARTHUR R. GOTTSCHALK            MARK S. CASADY
Trustee                         President
FREDERICK T. KELSEY             PHILIP J. COLLORA
Trustee                         Vice President,
DANIEL PIERCE                   Secretary and Treasurer
Trustee                         JERARD K. HARTMAN
FRED B. RENWICK                 Vice President
Trustee                         THOMAS W. LITTAUER
JOHN B. TINGLEFF                Vice President
Trustee                         ANN M. MCCREARY
EDMOND D. VILLANI               Vice President
Trustee                         CHRISTOPHER J. MIER
JOHN G. WEITHERS                Vice President
Trustee                         ROBERT C. PECK, JR.
                                Vice President
                                KATHRYN L. QUIRK
                                Vice President
                                LINDA J. WONDRACK
                                Vice President
                                JOHN R. HEBBLE
                                Assistant Treasurer
                                MAUREEN E. KANE
                                Assistant Secretary
                                CAROLINE PEARSON
                                Assistant Secretary
                                ELIZABETH C. WERTH
                                Assistant Secretary


-------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
-------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141
-------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606




Printed on recycled paper.
KMIT - 2 (1/98) 1042040
Printed in the U.S.A.

                                                     [KEMPER FUNDS LOGO]

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)